Exhibit 99.1
ALLIS-CHALMERS ENERGY INC. NEWS RELEASE
Allis-Chalmers Announces Common Stock Offering
Houston, Texas — July 27, 2006 — Allis-Chalmers Energy Inc. (AMEX: ALY) announced today that it intends to offer 2.5 million shares of its common stock in an underwritten public offering.
Allis-Chalmers plans to grant the underwriters a 30-day option to purchase up to an additional 375,000 shares to cover over-allotments, if any.
Allis-Chalmers plans to use the net proceeds of this offering to fund a portion of its previously announced pending acquisition of DLS Drilling Logistics and Services Corporation.
RBC Capital Markets Corporation is serving as lead underwriter and sole book-running manager of the offering. The co-managers of the offering are A.G. Edwards & Sons, Inc. and Johnson Rice & Company L.L.C.
The offering will be made only by means of a prospectus. When available, a copy of the preliminary prospectus relating to this offering may be obtained from RBC Capital Markets Corporation, 60 South 6th Street, 17th Floor, Minneapolis, MN 55402 (phone number: (612) 371-2818 or fax number: (612) 371-2837).
A registration statement relating to the securities described in this news release has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
About Allis-Chalmers
Allis-Chalmers Energy Inc., headquartered in Houston, Texas, provides a variety of products and services to the oil and natural gas industry. Through our subsidiaries, we are engaged in providing specialized equipment and operations to install casing and production tubing required to drill and complete oil and gas wells, directional and horizontal drilling services, compressed air drilling services, services to enhance production through the installation of small diameter coiled tubing through which chemicals are injected into producing wells, workover services with coiled tubing units and the rental of specialized tools for drilling, completing and workover operations. We operate in Texas, Louisiana, New Mexico, Colorado, Oklahoma, the Gulf of Mexico and Mexico.
Forward-Looking Statements
This press release contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Allis-Chalmers’ business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release.
Although forward-looking statements in this press release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which Allis-Chalmers operates, competition, obsolescence of products and services, Allis-Chalmers’ ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation. Further information about the risks and uncertainties that may affect Allis-Chalmers are set forth in Allis-Chalmers’ most recent filings on Form 10-K (including without limitation in the “Risk Factors” Section) and Form 10-Q, and in Allis-Chalmers’ other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Allis-Chalmers undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this press release.
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